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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): JUNE 23, 2000


                                 LHS GROUP INC.
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             (Exact name of registrant as specified in its charter)


          DELAWARE                     000-22409                  58-2224883
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(State or other jurisdiction    (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)


                               6 Concourse Parkway
                                   Suite 2700
                                Atlanta, GA 30328
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                    (Address of principal executive offices)


                                  770-280-3000
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              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS.

         LHS Group Inc. announced that the Registration Statement and Proxy Statement filed in connection with its merger with Sema Group plc was declared effective by the Securities and Exchange Commission on June 23, 2000. The LHS Board of Directors fixed June 14, 2000 as the record date for its special meeting to approve the merger of LHS and Sema. The special meeting to approve the merger will be held on Thursday, July 27, 2000, at 10:00 a.m. EDT, at The Westin Atlanta North at Perimeter, Seven Concourse Parkway, Atlanta, Georgia.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         C.       Exhibits.

         Exhibit 99 - Press release dated June 26, 2000.























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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               LHS GROUP INC.
                                               (Registrant)



Date: June 29, 2000                            By: /s/ Scott A. Wharton
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                                                   Scott A. Wharton
                                                   Secretary





















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